CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I,  Eric M.  Kobren,  Chairman   &   President  of  Kobren  Insight  Funds  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  MARCH 2, 2005                        /S/ ERIC M. KOBREN
     -------------------------------        ------------------------------------
                                            Eric M. Kobren, Chairman & President
                                            (principal executive officer)


I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  MARCH 2, 2005                     /S/ ERIC J. GODES
     -------------------------------     ---------------------------------------
                                         Eric J. Godes, Chief Financial Officer,
                                         Vice President, Treasurer & Secretary
                                         (principal financial officer)